UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2012

Corporate Asset Backed Corporation, on behalf of CABCO Series 2004-1 Trust (Goldman Sachs Capital I)

(Exact name of registrant as specified in its charter)

Delaware	001-32040	22-3281571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

445 Broad Hollow Road Suite 239 Melville, New York 11747

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (631) 587-4700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

This current report on Form 8-K relates to the semi-annual distribution reported to the holders of CABCO Series 2004-1 Trust (Goldman Sachs Capital I) (the “Trust”) Class A-1 Callable Certificates (the “Class A-1 Certificates”) and Class B-1 Callable Certificates (the “Class B-1 Certificates”, and collectively with the Class A-1 Certificates, the “Certificates”) relating to the 6.345% Goldman Sachs Capital I Capital Securities due February 15, 2034 (the “GS Securities”), which was made on February 15, 2012.

The Trust was created by the Trust Agreement, dated as of March 8, 2004, between Corporate Asset Backed Corporation, as the depositor (the “Depositor”), and U.S. Bank Trust National Association, as trustee (the “Trustee”), providing for the issuance of $62,500,000 aggregate certificate principal balance of Class A-1 Certificates and $62,500,000 aggregate certificate notional amount of Class B-1 Certificates. The Certificates do not represent obligations of or interests in the Depositor or the Trustee. The Certificates represent beneficial interests in the Trust. The Trust’s assets consist primarily of $62,500,000 principal amount of the GS Securities. The Goldman Sachs Group, Inc., the guarantor of the GS Securities, is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance with those requirements files periodic and current reports and other information (including financial information) with the Securities and Exchange Commission (“SEC”) (File No. 001-14965). You may read and copy any reports, statements and other information filed by The Goldman Sachs Group, Inc. with the SEC (a) over the Internet at the SEC website at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the SEC and (b) at the SEC’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can also request copies of these documents upon payment of a copying fee, by writing to the SEC’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on The Goldman Sachs Group, Inc. and please refer to these periodic and current reports filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Trustee’s Distribution Report with respect to the February 15, 2012 Distribution Date for the CABCO Series 2004-1 Trust (Goldman Sachs Capital I).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORPORATE ASSET BACKED CORPORATION, as Depositor of CABCO Series 2004-1 Trust (Goldman Sachs Capital I)

By:	/s/ George Baldwin
Name: George Baldwin
Title: Vice President

Date: February 22, 2012

EXHIBIT INDEX

Exhibit

99.1	Trustee’s Distribution Report with respect to the February 15, 2012 Distribution Date for the CABCO Series 2004-1 Trust (Goldman Sachs Capital I).